UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 18, 2026

TURNONGREEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 18, 2026, TurnOnGreen, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on July 30, 2026, the record date for the Annual Meeting, the Company had outstanding and entitled to vote (i) 183,983,122 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) 25,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), which together with the Common Stock constitute all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 26, 2026. At the Annual Meeting, shareholders appointed three (3) directors and approved proposals 2, 3 and 4, each of which was presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal One: The election of three (3) director nominees named by the Company, each to hold office and serve as a member of the Board of Directors of the Company (the “Board”) until the next annual meeting of shareholders.

	For	Withhold	Broker Non-Votes
Amos Kohn	118,058,274	3,418,373	40,276,766
Marcus Charuvastra	118,159,427	3,317,220	40,276,766
Douglas Gintz	118,126,673	3,349,974	40,276,766

Proposal Two: The ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
154,193,325	2,474,318	5,085,770

Proposal Three: The approval of an amendment to the Articles of Incorporation of the Company to effect a reverse stock split of the shares of Common Stock by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to December 31, 2028, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion.

For	Against	Abstain	Broker Non-Votes
150,023,848	11,381,945	347,620

Proposal Four: The approval of the TurnOnGreen, Inc. 2026 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
116,348,094	3,763,657	1,364,896	40,276,766

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TurnOnGreen, Inc.

Dated: September 18, 2026	/s/ Amos Kohn
Amos Kohn Chief Executive Officer and Chairman